UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

                                February 19, 2008
(Date of Report (Date of Earliest Event Reported))

                                 LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Indentification Number)

1284 North Telegraph Road, Monroe, Michigan	48162-3390
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code (734) 242-1444

                                           None
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 19, 2008, the Company issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.04 per common share.  The dividend is payable March 10, 2008 to shareholders of record as of February 29, 2008.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

	Exhibit No.	Description
	99.1	Press Release issued by the Company, dated February 19, 2008, announcing the declaration of the quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED (Registrant)

Date: February 20, 2008

BY: /S/ Louis M. Riccio, Jr. —————————————— Louis M. Riccio, Jr. Senior Vice President and Chief Financial Officer

Exhibit 99.1

NEWS RELEASE

Contact: Kathy Liebmann	(734) 241-2438	kathy.liebmann@la-z-boy.com

LA-Z-BOY DECLARES QUARTERLY DIVIDEND

MONROE, MI. February 19, 2008 – Directors of La-Z-Boy Incorporated (NYSE: LZB) declared a quarterly cash dividend on the company´s common stock of $0.04 per share. The dividend is payable March 10, 2008 to shareholders of record as of February 29, 2008.

The Board´s decision to decrease the dividend from $0.12 to $0.04 reflects current industry conditions and its commitment to prudent cash management.  In addition to paying down debt, the Board plans to reinvest the additional cash into the business as the company continues to execute on various aspects of its strategic plan for profitable growth.  In this environment, the Board believes the redeployment of cash into the business to transform the company will ultimately provide a better return for shareholders.

Additional Information

This news release is just one part of La-Z-Boy´s financial disclosures and should be read in conjunction with other information filed with the Securities and Exchange Commission, which is available at http://www.la-z-boy.com/about/investorRelations/sec_filings.aspx.  Investors and others wishing to be notified of future La-Z-Boy news releases, SEC filings and quarterly investor conference calls may sign up at:

http://www.la-z-boy.com/about/investorRelations/IR_email_alerts.aspx.

Background Information

La-Z-Boy Incorporated is one of the world´s leading residential furniture producers, marketing furniture for every room of the home. The La-Z-Boy Upholstery Group companies are Bauhaus, England, La-Z-Boy and La-Z-Boy, U.K. The La-Z-Boy Casegoods Group companies are American Drew, Hammary, Kincaid and Lea.

The corporation´s proprietary distribution network is dedicated exclusively to selling La-Z-Boy Incorporated products and brands, and includes 336 stand-alone La-Z-Boy Furniture Galleries® stores, 168 La-Z-Boy In-Store Galleries and 186 Comfort Studios, in addition to in-store gallery programs at the company´s Kincaid, England and Lea operating units. According to industry trade publication In Furniture, the La-Z-Boy Furniture Galleries retail network is North America´s largest single-brand furniture retailer. Additional information is available at http://www.la-z-boy.com/.